UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2011
NBC Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-48225	47-0793347

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 South 19th Street Lincoln, NE	68501-0529

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 421-7300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On July 20, 2011, NBC Acquisition Corp., a Delaware corporation (the “Company”), Nebraska Book Company, Inc., a wholly-owned subsidiary of the Company (“Nebraska Book”), and NBC Holdings Corp., the Company’s parent company (“NBC Holdings”) entered into a First Amendment to their Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of June 30, 2011 (the “DIP Credit Agreement”), with the lenders party from time to time thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “First Amendment”). The First Amendment, among other things, (i) changes the applicable margin with respect to term loans to 5.00% per annum in the case of base rate loans and to 6.00% per annum in the case of Eurodollar Loans, (ii) adds Ally Commercial Finance LLC and The CIT Group/Business Credit, Inc., as documentation agents, and (iii) amends certain definitions under the DIP Credit Agreement.
The above description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment included as Exhibit 10.1 and incorporated by reference herein.

Item 8.01.	Other Events.
As previously disclosed, on June 27, 2011, the Company, Nebraska Book, NBC Holdings, and the subsidiaries of Nebraska Book (collectively, with the Company, Nebraska Book and NBC Holdings, the “Debtors”), filed voluntary petitions for reorganization relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The reorganization cases are being jointly administered as Case No. 11-12005 under the caption “in re Nebraska Book Company, Inc., et al.” (hereinafter referred to as the “Chapter 11 Proceedings”). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.
On July 17, 2011, the Debtors filed their Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”) and their proposed Disclosure Statement to the Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code (the “Proposed Disclosure Statement”).
The Plan is included as Exhibit 99.1 and incorporated by reference herein and the Proposed Disclosure Statement is included as Exhibit 99.2 and incorporated by reference herein.
The Proposed Disclosure Statement contains financial projections in Exhibit B and a liquidation analysis which were prepared for purposes of the Chapter 11 Proceedings (“Financial Information”). The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Financial Information, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Financial Information has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Financial Information should not be viewed as indicative of future results.
The Plan is subject to confirmation by the Court. The Court has not yet approved the Proposed Disclosure Statement as containing adequate information pursuant to section 1125(b) of the Bankruptcy Code for use in the solicitation of acceptances or rejections of the Plan. Accordingly, the filing of the Proposed Disclosure Statement is not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the Proposed Disclosure Statement be relied on for any purpose until a determination by the Court that the Proposed Disclosure Statement contains adequate information.

All documents filed in connection with the Chapter 11 Proceedings, including the Plan and the Proposed Disclosure Statement, are publicly available and may be accessed free of charge at http://www.kccllc.net/nbc.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
10.1
First Amendment, dated as of July 20, 2011, to the Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of June 30, 2011, among Nebraska Book Company, Inc., NBC Holdings, Corp., NBC Acquisition Corp., the lenders party from time to time thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and Ally Commercial Finance LLC and The CIT Group/Business Credit, Inc., as documentation agents.

99.1	Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code

99.2	Disclosure Statement to the Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code
Forward Looking Information
This Current Report on Form 8-K contains “forward-looking statements” made by the Company and/or Nebraska Book (together, the “NBC Companies”) within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the NBC Companies’ ability to implement the Restructuring, the approval of the Court of the Plan and Proposed Disclosure Statement, and the statements and information contained in the Financial Information. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause the NBC Companies’ actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to,
•
the potential adverse impact of the Chapter 11 proceedings on the NBC Companies’ business, financial condition or results of operations, including the NBC Companies’ ability to maintain contracts and other customer and vendor relationships that are critical to the NBC Companies’ business and the actions and decisions of the NBC Companies’ creditors and other third parties with interests in the NBC Companies’ Chapter 11 proceedings;

•
the NBC Companies’ ability to maintain adequate liquidity to fund the NBC Companies’ operations during the Chapter 11 proceedings and to fund a plan of reorganization and thereafter, including obtaining sufficient debtor in possession and “exit” financing; maintaining normal terms with the NBC Companies’ vendors and service providers during the Chapter 11 proceedings and complying with the covenants and other terms of the NBC Companies’ financing agreements;

•
the NBC Companies’ ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted from time to time and to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings and to consummate all of the transactions contemplated by one or more such plans of reorganization or upon which consummation of such plans may be conditioned;

•	goodwill impairment or impairment of identifiable intangibles resulting in a non-cash write down of goodwill or identifiable intangibles; and
•
other risks detailed in the NBC Companies’ SEC filings, in particular the NBC Companies’ Annual Report on Form 10-K for the fiscal year ended March 31, 2011, all of which are difficult or impossible to predict accurately and many of which are beyond the NBC Companies’ control.

The risks and uncertainties and the terms of any reorganization plan ultimately confirmed can affect the value of the NBC Companies’ various pre-petition liabilities, common stock and/or other securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the NBC Companies’ liabilities and/or securities receiving no value for their interests. Because of such possibilities, the value of these liabilities and/or securities is highly speculative. Accordingly, the NBC Companies urge that caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Investors and other interested parties can obtain information about the NBC Companies’ Chapter 11 filing on the Internet at www.nebook.com/info. Court filings and claims information are available at www.kccllc.net/nbc. Caution should be taken not to place undue reliance on the NBC Companies’ forward-looking statements, which represent the NBC Companies’ view only as of the date of this Current Report on Form 8-K, and which the NBC Companies assume no obligation to update.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBC ACQUISITION CORP.
Date: July 21, 2011	/s/ Alan G. Siemek
Alan G. Siemek
Vice President and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1
First Amendment, dated as of July 20, 2011, to the Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of June 30, 2011, among Nebraska Book Company, Inc., NBC Holdings, Corp., NBC Acquisition Corp., the lenders party from time to time thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and Ally Commercial Finance LLC and The CIT Group/Business Credit, Inc., as documentation agents.

99.1	Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code
99.2	Disclosure Statement to the Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code